SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report:     October 25, 1999

               STARNET COMMUNICATIONS INTERNATIONAL INC.

        (Exact name of registrant as specified in its charter)

  DELAWARE                      0-29290                   52-2027313
  (State of incorporation)  (Commission File Number)  (IRS Employer ID No.)

Newgate Street
PO Box 3265
St. John's, Antigua
West Indies

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (268) 480-1651

(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------
(a)(2)

Jones, Jensen and Company, LLC have been appointed as of October 25, 1999 as independent auditors for the purpose of auditing the Company's financial statements.


(i)       NA
(ii)      NA


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:          November 2, 1999

(Registrant)   STARNET COMMUNICATIONS INTERNATIONAL INC.


/s/ Paul Giles
-----------------------------------------------
Paul Giles, Secretary